SUPPLEMENT DATED OCTOBER 13, 2004

TO

PROSPECTUS DATED APRIL 30, 2004, AS AMENDED

SUN LIFE FINANCIAL MASTERS CHOICE NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

SUN LIFE OF (N.Y.) VARIABLE ACCOUNT C

Effective immediately, the Supplement, dated July 27, 2004, to the above-captioned Prospectus is amended as follows. Under the section entitled "Optional Living Benefit Rider: Secured Returns 2 Benefit," the phrase "surviving spouse's 81st birthday" in the third sentence under the sub-heading "Participant's Death Under the AB Plan" is replaced by the phrase "surviving spouse's 76th birthday."